_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported)  December 11, 1996


     FINANCIAL ASSET SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1996, which forms Mego Mortgage Home Loan Trust 1996-3, which will issue the Loan Asset-Backed Certificates, Series 1996-3).


                    FINANCIAL ASSET SECURITIES CORP.
_______________________________________________________________________
     (Exact name of registrant as specified in its charter)


         Delaware                  33-99018             06-1442101
______________________________  _______________  ______________________
(State or Other Jurisdiction      (Commission        (I.R.S. Employer
     of Incorporation)            File Number)      Identification No.)



600 Steamboat Road
Greenwich, Connecticut                                       06830
_____________________________                               _________
(Address of Principal                                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
                                                   _____ ________


_________________________________________________________________
                                                                 Page 1 of


Item 5.  Other Events.
____     ____________


Filing of Derived Materials.*
___________________________

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), Financial Asset Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its Home Loan Asset-Backed Certificates, Series 1996-3.

     In connection with the offering of the Loan Asset-Backed Certificates, Series 1996-3, Greenwich Capital Markets, Inc. as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the Loans in the related portfolio, it did not participate in the preparation of the Derived Materials.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction. The Derived Materials are attached hereto as Exhibit 2.


____________________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated December 11, 1996, and the Prospectus Supplement dated December 11, 1996, of Financial Asset Securities Corp., relating to its Mego Mortgage Home Loan Trust 1996-3, Home Loan Asset-Backed Certificates, Series 1996-3.

                                                                            2


Incorporation of Certain Documents by Reference
_______________________________________________

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6, 1996), the Company will incorporate by reference the financial statement of MBIA Insurance Corporation ("MBIA") into the Company's registration statement (File No. 333-3391). The financial statements will be referred to in the prospectus supplement relating to the Company's Home Loan Asset-Backed Certificates, Series 1996-3. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 1.

                                                                          3


Item 7.   Financial Statements, Pro Forma Financial
____      _________________________________________
          Information and Exhibits.
          ________________________

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     23.       The Consent of Coopers & Lybrand.

     99.1.     The Derived Materials.

                                                                           4


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By:  /s/ Kari Skilbred
                                  ___________________________
				       Kari Skilbred


Dated:  December 13, 1996

                                                                            4


                                Exhibit Index
                                _____________

Exhibit                                           Page
_______                                           ____

1.        The Consent of Coopers & Lybrand        6
2.        The Derived Materials                   7

                                                                            5


                EXHIBIT 1:  CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement, of our report dated January 22, 1996, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1995 and 1994 and for the three years ended December 31, 1995. We also consent to the reference to our firm under the caption "Experts".



                              \s\  Coopers & Lybrand L.L.P.
                              ___  ________________________
                                   Coopers & Lybrand L.L.P.

December 9, 1996
New York, New York





                       EXHIBIT 2: THE DERIVED MATERIALS


                                                                          7

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement through Greenwich Capital Markets, Inc., Underwriter.





DATE PREPARED: 12/11/96         REVISED

                      GREENWICH CAPITAL MARKETS, INC.
                          Preliminary Term Sheet
                       $66,721,383 +/- 5 % (approx.)
                                Fixed Rate
                   Mego Mortgage Home Loan Trust 1996-3
            Home Loan Asset-Backed Certificates, Series 1996-3
                Financial Asset Securities Corp., Depositor


                         WAL        WAL
                        (yrs)*     (yrs)*      Window        Price                                                        Asset
Class       Amount      to Call    to Mat.    to Call*       Talk         Benchmark         Rating      Type              Group
-----       ------      -------    -------    --------       ----         ---------         ------      ----              -----

IA-1     $19,630,000      1.50       1.50       1 - 40     + 56 area     6 1/4% 06/98       AAA/Aaa     Remic             Group I
IA-2      10,790,000      5.00       5.00      41 - 85     + 70 area         5 YR           AAA/Aaa     Remic             Group I
IA-3       9,101,458      9.65      10.54      86 - 132    + 90 area        10 YR           AAA/Aaa     Remic             Group I
IIA       27,199,925      4.54       4.88       1 - 132    + 85 area     6 5/8% 06/01       AAA/Aaa     Grantor Trust     Group II


Underwriter:              Greenwich Capital Markets, Inc. (Sole Manager).
Seller, Servicer and
  Claims Administrator:   Mego Mortgage Corporation ("Mego").
Master Servicer:          Norwest Bank Minnesota, N.A.
Certificate Insurer:      MBIA Insurance Corporation.
Depositor:                Financial Asset Securities Corp.
Trustee:                  First Trust of New York, National Association.

Federal Tax Status:       Classes IA-1, IA-2 and IA-3: These Classes, the
                          "Group IA Certificates," are backed by the Group I
                          Loans. An election will be made to treat the Group I Loans as a REMIC for federal income tax purposes. Classes IA-1, IA-2 and IA-3 will be designated as "regular interests" in the REMIC.

                          Class IIA: The Class IIA Certificates are backed by the Group II Loans. The Group II Loans will be classified as a grantor trust for federal income tax purposes.

Registration:             The Certificates will be available in book-entry
                          form through DTC.
Pricing Date:             Wednesday, December 11, 1996.
Settlement Date:          Tuesday, December 17, 1996.

Accrued Interest:         Accrued Interest to be paid by an Investor will accrue
                          from December 1, 1996 up to, but not including, the Settlement Date. The first Distribution Date on which an Investor will receive a remittance will be January
                          27, 1996. The Interest Accrual Period will be based on a 360-day year consisting of twelve 30-day months.

Distribution Dates:       25th day of each month (or the next succeeding
                          business day).

Credit Enhancement:       Classes IA-1, IA-2 and IA-3:  (i) FHA Title I
                          Insurance (subject to standard limitations of availability) on the Title I portion of the Group I
                          Loans (approx. 84%), (ii) overcollateralization, and
                          (iii) an MBIA Insurance Policy.

                          Class IIA: (i) FHA Title I Insurance (subject to standard limitations of availability) on the Title I portion of the Group II Loans (approx. 11%), and (ii) an MBIA Insurance Policy.

* Based on the November 1 balances rolled one month at 15% cpr.



Expected Ratings:         AAA/Aaa, S&P / Moody's - based on the MBIA Insurance
                          Policies.

ERISA Eligibility:        Classes IA-1, IA-2 and IA-3:  The Underwriter
                          believes that the Underwriter's Prohibited Transaction
                          Exemption, the "Exemption," will apply to the acquisition and holding of the Group IA Certificates by Plans and that all conditions of the Exemption other than those within the control of investors will be met. Investors should consult with their own counsel regarding the potential applicability of ERISA and the United States Internal Revenue Code of 1986, the "Code," to any proposed investment in the Group IA
                          Certificates.

                          Class IIA: The Underwriter believes that the Class IIA Certificates do not meet the requirements of the Exemption or any other exemption issued under ERISA. Therefor, the purchase and holding of the Class IIA Certificates by a Plan or by individual retirement accounts or other plans subject to Section 4975 of the Code may result in prohibited transactions or the imposition of excise taxes or civil penalties. Investors should consult with their own counsel.

SMMEA Treatment:          The Certificates will not constitute "mortgage related
                          securities" for purposes of SMMEA.

Optional Termination:     There is an optional clean-up call when both of the
                          following conditions are met: (a) the aggregate current principal balance of the Group I Loans is less than or equal to 10% of the aggregate original principal balance of the Group I Loans and (b) the aggregate current principal balance of the Group II
                          Loans is less than or equal to 10% of the aggregate original principal balance of the Group II Loans.

Pricing Speed:            15% CPR.

Loans:                    Group I Loans - REMIC: $ 40,062,299 +/- 5% (approx.)
                          as of the Cut-Off Date.  Group II Loans - Grantor
                          Trust:  $ 27,199,925 +/- 5% (approx.) as of the
                          Cut-Off Date.  The Cut-Off Date is November 1,
                          1996 or, for loans with an origination date after November 1, 1996, the date of such Loan's origination.

Collateral Description:   Please see attached.

The Seller, Servicer and Claims Administrator
Mego Mortgage Corporation ("Mego"), a Delaware corporation, commenced operations in March 1994. Mego is a publicly traded company listed on the NASDAQ National Markets. Mego is an approved Title I lender that is engaged in the business of originating, purchasing, selling and servicing loans for (i) property improvements that qualify under the provisions of Title I of the National Housing Act of 1934, as amended, (ii) non-FHA insured property improvements secured by a lien on the property, and (iii) home equity loans secured by a lien on the property.

Underwriting - Conventional Loan Programs
The non-FHA insured, or "Conventional Loans," included in the Trust were substantially originated pursuant to three main underwriting guideline programs. These three programs are (i) the "Express 35 Program," (ii) the "Swift 60 Program," and (iii) the "Debt Consolidation 125 Program." The general parameters of these three programs are shown on the following page.

The two primary determinants of a Conventional Loan not being Title I eligible are (i) the debt consolidation portion and (ii) the home improvements are not Title I eligible. (Title I home improvements can only be to improve the basic livability of a dwelling and cannot be for luxury items such as swimming pools, decks, etc.). Mego will not originate Conventional Loans with relation to properties that are condominiums, mobile homes or manufactured homes.

Mego Mortgage                                   Greenwich Capital Markets, Inc.
Conventional and FHA Title I Loan
  Asset-Backed Securities
All-in Cost Analysis
($68 Million Public Offering)

                   Mego Mortgage Home Loan Trust 1996-3
                          Pricing Speed: 15% CPR
                                 Call: 10%


                      Class IA-1    Class IA-2    Class IA-3   Class IIA
                      ----------    ----------    ----------   ---------

Type                        Remic         Remic        Remic            GT
Rating                        AAA           AAA          AAA           AAA
Percent of Pool            49.00%        26.93%       22.72%       100.00%
Size                  $19,630,000   $10,790,000   $9,101,458   $27,199,925
Price                      99-31+        99-31+        99-30         99-31
Certificate Coupon          6.50%         6.84%        7.23%         6.98%
Average Life                 1.50         5.00          9.65          4.54
Duration                     1.37         4.09          6.71          3.51
Principal Begins                1           41            86             1
Expected Final                 40           85           132           132

Benchmark            6 1/4% 06/98         5 YR    10 YR6 5/8%        06/01
Pricing Benchmark          5.720%       6.130%         6.378%       6.110%
Spread to Benchmark        0.560%       0.700%         0.900%       0.850%
                           ------       ------         ------       ------
Required Yield             6.280%       6.830%         7.278%       6.960%


Computational Material should be accompanied by a disclaimer which must be read in its entirety by the addressee.



Mego Mortgage                                    Greenwich Capital Markets, Inc.
Conventional and FHA Title I Loan
  Asset-Backed Securities
All-in Cost Analysis
($68 Million Public Offering)

                   Mego Mortgage Home Loan Trust 1996-3
                          Pricing Speed: 15% CPR
                                 Call: 0%


                      Class IA-1    Class IA-2    Class IA-3   Class IIA
                      ----------    ----------    ----------   ---------

Type                        Remic         Remic        Remic            GT
Rating                        AAA           AAA          AAA           AAA
Percent of Pool            49.00%        26.93%       22.72%       100.00%
Size                  $19,630,000   $10,790,000   $9,101,458   $27,199,925
Price                      99-31+        99-31+       99-30+        99-31+
Certificate Coupon          6.50%         6.84%        7.23%         6.98%
Average Life                 1.50          5.00        10.54          4.88
Duration                     1.37          4.09         7.06          3.64
Principal Begins                1            41           86             1
Expected Final                 40            85          210           299

Benchmark            6 1/4% 06/98          5 YR       10 YR6    5/8% 06/01
Pricing Benchmark          5.720%        6.130%       6.378%        6.110%
Spread to Benchmark        0.560%        0.700%       0.900%        0.850%
                           ------        ------       ------        ------
Required Yield             6.280%        6.830%       7.278%        6.960%


Computational Material should be accompanied by a disclaimer which must be read in its entirety by the addressee.



              Mego Mortgage Home Loan Trust 1996-3 CLASS IA-1
                      Price-Yield Sensitivity Report

                         Settlement           12/17/96
                         Class Balance     $19,630,000
                         Cut-off Date         12/01/96
                         Bond Coupon             6.50%
                         Next Payment Date    01/25/97
                         Call                      Yes
                         Accrued Interest Days      16



Flat Price          0% CPR     10% CPR     12% CPR     15% CPR   18% CPR   20% CPR
100-00               6.503       6.359       6.325       6.272     6.217     6.180
WAL (yr)              6.68        2.12        1.83        1.50      1.27      1.14
MAT (yr)             11.75        4.67        4.00        3.33      2.75      2.50
First Prin Pay    01/25/97    01/25/97    01/25/97    01/25/97  01/25/97  01/25/97
Last Prin Pay   09/25/2008  08/25/2001  12/25/2000  04/25/2000  09/25/99  06/25/99
MDUR (yr)             5.04        1.88        1.64        1.37      1.17      1.06


              "Full Price" = "Flat Price" + Accrued Interest
Duration and related sensitivities are calculated at midpoint price/yield.
   Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.




              Mego Mortgage Home Loan Trust 1996-3 CLASS IA-2
                      Price-Yield Sensitivity Report

                         Settlement           12/17/96
                         Class Balance     $10,790,000
                         Cut-off Date         12/01/96
                         Bond Coupon             6.84%
                         Next Payment Date    01/25/97
                         Call                      Yes
                         Accrued Interest Days      16



Flat Price          0% CPR     10% CPR     12% CPR     15% CPR     18% CPR     20% CPR
100-00               6.886       6.852       6.842       6.827       6.810       6.799
WAL (yr)             13.76        6.81        5.98        5.00        4.25        3.84
MAT (yr)             16.00        9.33        8.33        7.08        6.08        5.50
First Prin Pay  09/25/2008  08/25/2001  12/25/2000  04/25/2000    09/25/99    06/25/99
Last Prin Pay   12/25/2012  04/25/2006  04/25/2005  01/25/2004  01/25/2003  06/25/2002
MDUR (yr)             8.66        5.26        4.74        4.09        3.56        3.27


              "Full Price" = "Flat Price" + Accrued Interest
Duration and related sensitivities are calculated at midpoint price/yield.
   Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

Computational Material should be accompanied by a disclaimer which must be read in its entirety by the addressee.




              Mego Mortgage Home Loan Trust 1996-3 CLASS IA-3
                      Price-Yield Sensitivity Report

                         Settlement           12/17/96
                         Class Balance      $9,101,458
                         Cut-off Date         12/01/96
                         Bond Coupon             7.23%
                         Next Payment Date    01/25/97
                         Call                      Yes
                         Accrued Interest Days      16



Flat Price          0% CPR     10% CPR     12% CPR     15% CPR     18% CPR     20% CPR
100-00               7.291       7.279       7.275       7.268       7.260       7.255
WAL (yr)             18.16       12.39       11.22        9.65        8.34        7.62
MAT (yr)             19.50       14.00       12.75       11.00        9.50        8.67
First Prin Pay  12/25/2012  04/25/2006  04/25/2005  01/25/2004  01/25/2003  06/25/2002
Last Prin Pay   06/25/2016  12/25/2010  09/25/2009  12/25/2007  06/25/2006  08/25/2005
MDUR (yr)             9.82        7.92        7.43        6.71        6.06        5.66



              "Full Price" = "Flat Price" + Accrued Interest
Duration and related sensitivities are calculated at midpoint price/yield.
   Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.




              Mego Mortgage Home Loan Trust 1996-3 CLASS IA-3
                      Price-Yield Sensitivity Report

                         Settlement           12/17/96
                         Class Balance      $9,101,458
                         Cut-off Date         12/01/96
                         Bond Coupon             7.23%
                         Next Payment Date    01/25/97
                         Call                       No
                         Accrued Interest Days      16



Flat Price          0% CPR     10% CPR     12% CPR     15% CPR     18% CPR     20% CPR
100-00               7.291       7.281       7.277       7.272       7.265       7.261
WAL (yr)             18.18       13.07       12.00       10.54        9.28        8.54
MAT (yr)             20.58       19.00       18.50       17.50       16.08       15.00
First Prin Pay  12/25/2012  04/25/2006   04/252005  01/25/2004  01/25/2003  06/25/2002
Last Prin Pay   07/25/2017  12/25/2015  06/25/2015  06/25/2014  01/25/2013  12/25/2011
MDUR (yr)             9.83        8.13        7.70        7.06        6.46        6.09


              "Full Price" = "Flat Price" + Accrued Interest
Duration and related sensitivities are calculated at midpoint price/yield.
   Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

Computational Material should be accompanied by a disclaimer which must be read in its entirety by the addressee.





              Mego Mortgage Home Loan Trust 1996-3 CLASS IIA
                      Price-Yield Sensitivity Report

                         Settlement            12/17/96
                         Class Balance      $27,199,925
                         Cut-off Date          12/01/96
                         Bond Coupon              6.98%
                         Next Payment Date     01/25/97
                         Call                       Yes
                         Accrued Interest Days       16



Flat Price          0% CPR     10% CPR     12% CPR     15% CPR     18% CPR     20% CPR
100-00               7.020       6.977       6.966       6.950       6.932       6.920
WAL (yr)             12.16        6.07        5.38        4.54        3.90        3.55
MAT (yr)             19.50       14.00       12.75       11.00        9.50        8.67
First Prin Pay    01/25/97    01/25/97    01/25/97    01/25/97    01/25/97    01/25/97
Last Prin Pay   06/25/2016  12/25/2010  09/25/2009  12/25/2007  06/25/2006  08/25/2005
MDUR (yr)             7.47        4.40        4.01        3.51        3.10        2.87


              "Full Price" = "Flat Price" + Accrued Interest
Duration and related sensitivities are calculated at midpoint price/yield.
   Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.




              Mego Mortgage Home Loan Trust 1996-3 CLASS IIA
                      Price-Yield Sensitivity Report

                         Settlement           12/17/96
                         Class Balance     $27,199,925
                         Cut-off Date         12/01/96
                         Bond Coupon             6.98%
                         Next Payment Date    01/25/97
                         Call                       No
                         Accrued Interest Days      16



Flat Price         0% CPR     10% CPR     12% CPR     15% CPR     18% CPR     20% CPR
100-00              7.020       6.979       6.969       6.954       6.939       6.928
WAL (yr)            12.42        6.38        5.70        4.88        4.23        3.87
MAT (yr)            24.92       24.92       24.92       24.92       24.92       24.92
First Prin Pay   01/25/97    01/25/97    01/25/97    01/25/97    01/25/97    01/25/97
Last Prin Pay  11/25/2021  11/25/2021  11/25/2021  11/25/2021  11/25/2021  11/25/2021
MDUR (yr)            7.52        4.50        4.12        3.64        3.24        3.02


              "Full Price" = "Flat Price" + Accrued Interest
Duration and related sensitivities are calculated at midpoint price/yield.
   Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.


Computational Material should be accompanied by a disclaimer which must be read in its entirety by the addressee.

                           FOR INTERNAL USE ONLY
                       ALL AMOUNTS SUBJECT TO CHANGE
                       PRELIMINARY INFORMATION SHEET
                                 12/11/96
                               1996-3 REMIC
                               as of 11/1/96


NUMBER OF LOANS:                  2,207

TOTAL CURRENT BALANCE:            $ 40,062,299.05

AVERAGE CURRENT BALANCE:          $ 18,152.38   RANGE: $1,264.53 - $60,000.00
AVERAGE ORIGINAL LOAN AMOUNT:     $ 18,245.09   RANGE: $1,950.00 - $60,000.00

WEIGHTED AVERAGE GROSS RATE:      13.9853%   RANGE:  11.2500 - 17.9900%
WEIGHTED AVERAGE SERVICE FEE:      1.0000%   RANGE:   1.0000 -  1.0000%
WEIGHTED AVERAGE NET RATE:        12.9853%   RANGE:  10.2500 - 16.9900%

WEIGHTED AVERAGE ORIGINAL TERM:   205.64 months   RANGE:  36.00 - 300.00 months
WEIGHTED AVERAGE REMAINING TERM:  204.58 months   RANGE:  34.00 - 300.00 months
WEIGHTED AVERAGE SEASONING:         0.95 months   RANGE:   0.00 -  16.00 months

WEIGHTED AVERAGE FICO SCORE:      666             RANGE:   0 - 775




TOP STATE CONCENTRATIONS ($):  28.86% California, 20.86% Florida, 7.19% Pennsylvania


CONTRACT DATE:                   May 05, 1995  -  Nov 14, 1996
FIRST PAY DATE:                  Jul 08, 1995  -  Dec 14, 1996
NEXT DUE DATE:                   Oct 19, 1996  -  Feb 19, 1997
PAID TO DATE:                    Sep 19, 1996  -  Jan 19, 1997
MATURE DATE:                     Aug 21, 1999  -  Nov 13, 2021



                                                 CURRENT
                                           PRINCIPAL BALANCE      PCT($)    # OF LOANS     PCT(#)

CONVENTIONAL:       CONVENTIONAL                6,303,009.72       15.73           227      10.29
                    TITLE I                    33,759,289.33       84.27         1,980      89.71

CURRENT BALANCE:     1,264.53 - 10,000.00       3,488,081.25        8.71           464      21.02
                    10,000.01 - 20,000.00      12,220,674.15       30.50           799      36.20
                    20,000.01 - 30,000.00      21,869,848.10       54.59           885      40.10
                    30,000.01 - 40,000.00       1,275,334.49        3.18           36        1.63
                    40,000.01 - 50,000.00         557,706.19        1.39           12        0.54
                    50,000.01 - 60,000.00         650,654.87        1.62           11        0.50

ORIGINAL LOAN AMT:   1,950.00 - 10,000.00       3,443,708.63        8.60          455       20.62
                    10,000.01 - 20,000.00      12,232,996.28       30.53          804       36.43
                    20,000.01 - 30,000.00      21,901,898.59       54.67          889       40.28
                    30,000.01 - 40,000.00       1,275,334.49        3.18           36        1.63
                    40,000.01 - 50,000.00         557,706.19        1.39           12        0.54
                    50,000.01 - 60,000.00         650,654.87        1.62           11        0.50

GROSS RATE:            11.250 - 12.000          4,398,179.57       10.98          273       12.37
                       12.001 - 13.000          6,499,455.67       16.22          365       16.54
                       13.001 - 14.000         14,691,015.79       36.67          771       34.93
                       14.001 - 15.000         10,040,589.76       25.06          549       24.88
                       15.001 - 16.000          3,757,374.63        9.38          213        9.65
                       16.001 - 17.000            616,067.14        1.54           33        1.50
                       17.001 - 17.990             59,616.49        0.15            3        0.14

ORIGINAL TERM:       36                            27,368.86        0.07            7        0.32
                     48                            68,776.96        0.17           14        0.63
                     60                           561,315.67        1.40           75        3.40
                     72                            93,825.45        0.23           13        0.59
                     84                           427,201.46        1.07           55        2.49
                     96                           111,967.35        0.28           15        0.68
                    108                             5,081.80        0.01            1        0.05
                    120                         2,761,848.40        6.89          262       11.87
                    144                           368,002.77        0.92           30        1.36
                    180                        14,007,853.36       34.97          797       36.11
                    216                             9,943.00        0.02            1        0.05
                    240                        20,789,840.31       51.89          909       41.19
                    300                           829,273.66        2.07           28        1.27


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
(Wed Dec 11 16:46:57 EST 1996) [shu]                                  Page  1/2


                           FOR INTERNAL USE ONLY
                       ALL AMOUNTS SUBJECT TO CHANGE
                       PRELIMINARY INFORMATION SHEET
                                  12/11/96

                                1996-3 REMIC
                                as of 11/1/96


                                              CURRENT
                                         PRINCIPAL BALANCE      PCT($)     # OF LOANS     PCT(#)

REMAINING TERM:    34 -  36                  27,368.86           0.07           7           0.32
                   37 -  48                  68,776.96           0.17          14           0.63
                   49 -  60                 561,315.67           1.40          75           3.40
                   61 -  72                  95,089.98           0.24          14           0.63
                   73 -  84                 425,936.93           1.06          54           2.45
                   85 -  96                 111,967.35           0.28          15           0.68
                   97 - 108                  13,140.40           0.03           2           0.09
                  109 - 120               2,777,764.80           6.93         262          11.87
                  133 - 144                 368,002.77           0.92          30           1.36
                  157 - 168                  14,015.64           0.03           4           0.18
                  169 - 180              14,018,812.41          34.99         794          35.98
                  205 - 216                   9,943.00           0.02           1           0.05
                  217 - 228                  12,774.41           0.03           3           0.14
                  229 - 240              20,728,116.21          51.74         904          40.96
                  289 - 300                 829,273.66           2.07          28           1.27

STATE:            Arizona                   803,916.80           2.01          43           1.95
                  Arkansas                  348,535.76           0.87          31           1.40
                  California             11,561,958.01          28.86         499          22.61
                  Colorado                  783,141.25           1.95          42           1.90
                  Connecticut                67,271.69           0.17           3           0.14
                  Delaware                   95,594.29           0.24           8           0.36
                  District of Columbia      207,411.80           0.52          10           0.45
                  Florida                 8,355,891.48          20.86         418          18.94
                  Georgia                 1,502,594.90           3.75          91           4.12
                  Idaho                      24,979.41           0.06           1           0.05
                  Illinois                  691,220.73           1.73          36           1.63
                  Indiana                    18,745.72           0.05           2           0.09
                  Iowa                        6,176.77           0.02           1           0.05
                  Kansas                    287,199.77           0.72          21           0.95
                  Kentucky                    8,405.31           0.02           2           0.09
                  Louisiana                 276,421.09           0.69          20           0.91
                  Maryland                  769,646.85           1.92          39           1.77
                  Michigan                  113,324.00           0.28           7           0.32
                  Minnesota                 296,070.45           0.74          16           0.72
                  Missouri                  712,467.46           1.78          55           2.49
                  Nevada                  1,049,925.38           2.62          47           2.13
                  New Jersey              1,246,642.18           3.11          89           4.03
                  New York                2,371,078.74           5.92         136           6.16
                  North Carolina            480,832.22           1.20          44           1.99
                  Ohio                      982,958.40           2.45          64           2.90
                  Oklahoma                  428,231.36           1.07          47           2.13
                  Oregon                    495,970.73           1.24          23           1.04
                  Pennsylvania            2,881,598.31           7.19         205           9.29
                  South Carolina            163,111.62           0.41          13           0.59
                  Tennessee                  92,944.48           0.23           8           0.36
                  Texas                   1,451,693.49           3.62         103           4.67
                  Utah                      150,432.29           0.38           7           0.32
                  Virginia                  423,138.99           1.06          31           1.40
                  Washington                786,530.23           1.96          37           1.68
                  West Virginia              76,256.33           0.19           6           0.27
                  Wisconsin                  49,980.76           0.12           2           0.09


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
(Wed Dec 11 16:43:50 EST 1996) [shu]                                  Page  2/2


                           FOR INTERNAL USE ONLY
                       ALL AMOUNTS SUBJECT TO CHANGE
                       PRELIMINARY INFORMATION SHEET
                                 12/11/96

                           1996-3 GRANTOR TRUST
                              as of 11/1/96


NUMBER OF LOANS:                  1,462

TOTAL CURRENT BALANCE:            $ 27,199,925.48

AVERAGE CURRENT BALANCE:          $ 18,604.60  RANGE:  $1,104.66 - $60,000.00
AVERAGE ORIGINAL LOAN AMOUNT:     $ 18,750.03  RANGE:  $1,500.00 - $60,000.00

WEIGHTED AVERAGE GROSS RATE:      14.2902%  RANGE:  11.7500 - 18.2500%
WEIGHTED AVERAGE SERVICE FEE:      1.0000%  RANGE:   1.0000 -  1.0000%
WEIGHTED AVERAGE NET RATE:        13.2904%  RANGE:  10.7500 - 17.2500%

WEIGHTED AVERAGE ORIGINAL TERM:   214.16  months  RANGE:  24.00 - 300.00 months
WEIGHTED AVERAGE REMAINING TERM:  212.42  months  RANGE:  14.00 - 300.00 months
WEIGHTED AVERAGE SEASONING:         1.71  months  RANGE:   0.00 -  16.00 months

WEIGHTED AVERAGE FICO SCORE:      666             RANGE:   0 - 787


TOP STATE CONCENTRATIONS ($):  28.53% California, 21.45% Florida, 11.91% Nevada

CONTRACT DATE:                      Jun 20,  1995  -  Nov 14, 1996
FIRST PAY DATE:                     Jul 20,  1995  -  Dec 14, 1996
NEXT DUE DATE:                      Oct 19,  1996  -  Mar 01, 1997
PAID TO DATE:                       Sep 19, 1996   -  Feb 01, 1997
MATURE DATE:                        Dec 07, 1997   -  Nov 14, 2021



                                                      CURRENT
                                                  PRINCIPAL BALANCE      PCT($)    # OF LOANS    PCT(#)

CONVENTIONAL:            CONVENTIONAL               24,216,117.31        89.03         840       57.46
                         TITLE I                     2,983,808.17        10.97         622       42.54

CURRENT BALANCE:          1,104.66 - 10,000.00       3,034,206.67        11.16         628       42.95
                         10,000.01 - 20,000.00       2,220,054.17         8.16         130        8.89
                         20,000.01 - 30,000.00      10,884,639.73        40.02         428       29.27
                         30,000.01 - 40,000.00       6,496,379.28        23.88         184       12.59
                         40,000.01 - 50,000.00       3,167,760.18        11.65          68        4.65
                         50,000.01 - 60,000.00       1,396,885.45         5.14          24        1.64

ORIGINAL LOAN AMT:        1,500.00 - 10,000.00       3,034,206.67        11.16         628       42.95
                         10,000.01 - 20,000.00       2,200,121.84         8.09         129        8.82
                         20,000.01 - 30,000.00      10,874,612.04        39.98         428       29.27
                         30,000.01 - 40,000.00       6,526,339.30        23.99         185       12.65
                         40,000.01 - 50,000.00       3,167,760.18        11.65          68        4.65
                         50,000.01 - 60,000.00       1,396,885.45         5.14          24        1.64

GROSS RATE:              11.750 - 12.000               245,455.07         0.90          10        0.68
                         12.001 - 13.000             3,364,085.30        12.37         126        8.62
                         13.001 - 14.000            11,844,992.65        43.55         743       50.82
                         14.001 - 15.000             8,105,761.04        29.80         380       25.99
                         15.001 - 16.000             3,162,737.25        11.63         183       12.52
                         16.001 - 17.000               377,009.15         1.39          16        1.09
                         17.001 - 18.000                49,944.31         0.18           2        0.14
                         18.001 - 18.250                49,940.71         0.18           2        0.14


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
(Wed Dec 11 16:46:57 EST 1996) [shu]                                  Page  1/2



                           FOR INTERNAL USE ONLY
                       ALL AMOUNTS SUBJECT TO CHANGE
                       PRELIMINARY INFORMATION SHEET
                                 12/11/96

                           1996-3 GRANTOR TRUST
                              as of 11/1/96


                                                CURRENT
                                           PRINCIPAL BALANCE     PCT($)     # OF LOANS     PCT(#)

ORIGINAL TERM:            24                     14,201.04        0.05            6         0.41
                          36                    180,701.48        0.66           69         4.72
                          42                      2,710.00        0.01            1         0.07
                          48                    206,710.97        0.76           61         4.17
                          60                    829,494.73        3.05          174        11.90
                          72                    143,757.82        0.53           29         1.98
                          84                    399,416.07        1.47           66         4.51
                          96                    180,979.92        0.67           30         2.05
                         108                     17,922.38        0.07            3         0.21
                         120                  1,994,325.24        7.33          221        15.12
                         144                     10,887.42        0.04            1         0.07
                         180                  5,913,707.75       21.74          227        15.53
                         239                     69,622.82        0.26            2         0.14
                         240                 13,287,401.74       48.85          446        30.51
                         300                  3,948,086.10       14.52          126         8.62

REMAINING TERM:           14 -  24               14,201.04        0.05            6         0.41
                          25 -  36              180,701.48        0.66           69         4.72
                          37 -  48              217,141.97        0.80           64         4.38
                          49 -  60              821,773.73        3.02          172        11.76
                          61 -  72              143,757.82        0.53           29         1.98
                          73 -  84              399,416.07        1.47           66         4.51
                          85 -  96              180,979.92        0.67           30         2.05
                          97 - 108               24,360.94        0.09            4         0.27
                         109 - 120            1,987,886.68        7.31          220        15.05
                         133 - 144               10,887.42        0.04            1         0.07
                         169 - 180            5,953,562.39       21.89          228        15.60
                         229 - 240           13,292,203.59       48.87          446        30.51
                         289 - 300            3,973,052.43       14.61          127         8.69

STATE:                   Arizona                973,131.16        3.58           31         2.12
                         Arkansas               191,219.38        0.70           38         2.60
                         California           7,760,663.21       28.53          248        16.96
                         Colorado               635,567.26        2.34           24         1.64
                         Connecticut             28,833.81        0.11            2         0.14
                         Delaware                17,777.99        0.07            3         0.21
                         Florida              5,834,168.99       21.45          277        18.95
                         Georgia              1,987,891.99        7.31           95         6.50
                         Idaho                   64,955.27        0.24            2         0.14
                         Illinois               407,172.27        1.50           21         1.44
                         Indiana                 23,993.26        0.09            1         0.07
                         Iowa                    20,879.06        0.08            5         0.34
                         Kansas                  42,180.18        0.16           10         0.68
                         Kentucky                34,319.47        0.13            4         0.27
                         Louisiana              110,089.25        0.40           11         0.75
                         Maryland                42,025.60        0.15            5         0.34
                         Massachusetts           74,396.59        0.27            2         0.14
                         Michigan                31,199.86        0.11            5         0.34
                         Minnesota              985,197.58        3.62           37         2.53
                         Missouri                81,396.06        0.30           18         1.23
                         Nevada               3,240,653.01       11.91          111         7.59
                         New Jersey             362,784.81        1.33           48         3.28
                         New York               274,639.14        1.01          42          2.87
                         North Carolina         213,877.51        0.79           43         2.94
                         North Dakota             6,799.09        0.02            1         0.07
                         Ohio                   106,440.14        0.39           23         1.57
                         Oklahoma               274,918.81        1.01           61         4.17
                         Pennsylvania           504,362.75        1.85          106         7.25
                         South Carolina          66,040.27        0.24           13         0.89
                         Tennessee              278,949.97        1.03           22         1.50
                         Texas                  314,399.70        1.16           63         4.31
                         Utah                   149,772.95        0.55            4         0.27
                         Virginia               477,167.59        1.75           30         2.05
                         Washington           1,546,716.92        5.69           49         3.35
                         West Virginia           35,344.58        0.13            7         0.48


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
(Wed Dec 11 16:46:57 EST 1996) [shu]                                  Page  2/2




                        CONVENTIONAL LOAN PROGRAMS


Loan Prgm    Loan        Max    Property   Lien     Max    Use of Loan      Credit       Credit       Types of Home
             Amount      Term   Type       Post'n   CLTV   Proceeds         Grade/       Grade/Debt   Improvements, (Debt
                                                                            FICO         to GIR       Consolidation for DC 125)

Express 35   $5,000 -    240    1-4 SF,    1st or   125%   Home             A+/720+      A+/50%       Awnings, Basement
             $35,000            Owner      2nd             Improvement      A/680-719    A/50%        remodeling, Bath
                                Occupied                   40%;             B+/640/679   B+/45%       remodeling, Garages, In-
                                                           Debt             B/620-639    B/40%        ground pools, landscaping,
                                                           Consolidation:                            patios/decks, room
                                                           60%                                       additions, saunas, siding,
                                                                                                     etc.

Swift 60     $35,000 -   240    1-4 SF,    1st or   125%   Home             A+/720 +     A+/50%       Awnings, Basement
             $60,000            Owner      2nd             Improvement      A/680-719    A/50%        remodeling, Bath
                                Occupied                   40%;             B+/640-679   B+/45%       remodeling, Garages, In-
                                                           Debt             B/620-639    B/40%        ground pools, landscaping,
                                                           Consolidation:                             patios/decks, room
                                                           60%                                        additions, saunas, siding,
                                                                                                      etc.

Debt         $5,000 -    300    1-4 SF,    1st or   125%   100% for debt    A+/720+      A+/50%       Used for debt
Consolida-   $75,000            Owner      2nd             consolidation    A/680-719    A/50%        consolidation.  (Up to 10%
tion 125                        Occupied                   (up to 10% can   B+/640-679   B+/45%       can be cash-out).  Debt
                                                           be cash-out).    B/620-639    B/40%        consolidation portion (90-
                                                           Disbursements                              100%) is issued directly in
                                                           are drafted                                creditor's name.
                                                           straight to
                                                           creditors.



NOTE: Exceptions to the guidelines are permitted in the instances where there are compensating factors.



LOAN DISTRIBUTION WITHIN LOAN GROUPS (approx.)


          Group I - REMIC                 Group II - Grantor Trust
          ---------------                 ------------------------

          Title I        84.04%           Title I        10.97%
          Express 35      7.16%           Express 35     39.29%
          Swift 60        2.43%           Swift 60       14.12%
          DC 125          6.17%           DC 125         35.52%
                          -----                          ------
                         99.80%                          99.90%


The attached tables (the "Computational Materials") are privileged and confidential and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. And not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to either the Computational Material's accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives and principal payment periods shown in the Computational Materials are passed on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives or principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filled with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matters discussed in this communication. A Final prospectus and prospectus supplement may be obtained by contacting GCM's Trading Desk at (203) 625-6160.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.